Exhibit 99.1

Enbridge Announces Retirement of Greg Ebel and Names Michele Harradence as President and Chief Executive Officer, Effective January 1, 2027

September 8, 2026

CALGARY, AB, Sept. 8, 2026 /CNW/ - Enbridge Inc. (TSX: ENB) (NYSE: ENB) today announced that Greg Ebel will retire as President and Chief Executive Officer effective December 31, 2026, and that Michele Harradence has been appointed to succeed him as President and Chief Executive Officer and to the Board of Directors effective January 1, 2027. Ms. Harradence is currently Enbridge’s Executive Vice-President and President, Gas Distribution and Storage. Mr. Ebel will remain a member of the Board through his retirement date and serve as an advisor to the Board and Ms. Harradence from January until May 2027.

The CEO transition comes as Enbridge continues to deliver on its strategy of expanding its North American energy infrastructure platform, including its liquids pipelines, gas transmission and storage, natural gas utility and renewable power businesses.

“Few leaders have shaped Enbridge as profoundly as Greg Ebel. Before becoming President and CEO, Greg played an integral role in the transformational merger of Spectra Energy and Enbridge. As Board Chair, and then President and CEO, he has been instrumental in securing Enbridge’s $41 billion growth project backlog, expanding Enbridge’s natural gas platform through the acquisition of three U.S. natural gas utilities from Dominion Energy, strengthening the company’s financial position, and advancing Enbridge’s voice on energy security, affordability and competitiveness. On behalf of the Board of Directors, I want to thank Greg for his extraordinary leadership and his many contributions to Enbridge and our industry. He leaves behind an enduring legacy and a company that is stronger, more diversified and better positioned for the future,” said Steve Williams, Chair of the Enbridge Board of Directors.

“The Board has tremendous confidence in Michele and the experience, judgment and strategic leadership she brings to the role of CEO. Her deep commitment to Enbridge’s people, customers and shareholders, together with her focus on safety, execution and results, make her the right leader to build on this momentum and guide the company into its next chapter,” said Mr. Williams.

Mr. Ebel joined Enbridge in 2017, transitioning from President and CEO of Spectra Energy to Chair of the Board of Enbridge with the merger of the two companies. He became President and CEO in January 2023. Mr. Ebel was honored this year with the Maple Leaf Award of Distinction for his leadership in the energy sector and for strengthening the business relationships between Canada and the United States.

"It's been an honor to lead Enbridge and to work alongside the remarkable people who make this company what it is. I am particularly proud of the role we have played in building today's Enbridge, from the combination of Spectra Energy and Enbridge to the expansion of our natural gas utility business and the continued growth of our energy infrastructure platform and growth project backlog. Most of all, I'm proud of our people and the culture we've built together. Colleagues across the organization share a commitment to high performance, being the first choice for those we serve, and doing the right thing. I have every confidence in our strategy and our people and Michele’s leadership will only serve to enhance the exciting prospects in front of Enbridge today.”

Ms. Harradence’s appointment follows a multi-year succession planning process led by the Board and reflects her extensive leadership experience across Enbridge’s gas distribution and gas transmission and midstream businesses and her previous roles in the oil sands and in refining in Canada.

Ms. Harradence has led Enbridge’s gas utilities since 2022, including guiding the integration of U.S. utility businesses that have helped make Enbridge one of North America’s largest integrated gas utility platforms, serving 7.2 million homes, schools, hospitals and businesses in Canada and the United States. Prior to her appointment to the utility, she was Senior Vice-President and Chief Operations Officer in Enbridge’s Gas Transmission and Midstream business in Houston. She joined Enbridge in 2014 having served previously in senior leadership roles with Shell Canada. Read her bio here.

“Michele is an exceptional leader whose contributions have helped shape our corporate strategy, strengthen our business and position Enbridge for long-term success,” said Mr. Ebel. “Enbridge is entering its next chapter from a position of strength, with a highly diversified business, a robust growth outlook and extraordinary opportunities ahead. As I prepare to retire, I do so with tremendous confidence in Michele, the leadership team and the company’s continued momentum.”

"I'm incredibly honored by the Board's trust in me. As we look ahead, Enbridge is exceptionally well positioned, with a portfolio of world-class assets, a strong financial foundation and growth opportunities across all our businesses. I am excited to work alongside our talented employees and management team to build on this momentum and advance the safe, reliable and affordable energy our customers depend on,” said Ms. Harradence.

About Enbridge Inc.

At Enbridge, we safely connect millions of people to the energy they rely on every day, fueling quality of life through our North American natural gas, oil and renewable power networks and our European offshore wind portfolio. We're investing in modern energy delivery infrastructure to sustain access to secure, affordable energy and building on more than a century of operating conventional energy infrastructure and two decades of experience in renewable power. We're advancing new technologies including hydrogen, renewable natural gas, and carbon capture and storage. Headquartered in Calgary, Alberta, Enbridge's common shares trade under the symbol ENB on the Toronto (TSX) and New York (NYSE) stock exchanges. To learn more, visit us at enbridge.com.

Forward-Looking Information

Forward-looking information, or forward-looking statements, have been included in this news release to provide information about Enbridge, including with regards to CEO succession plans and Enbridge’s future strategies and growth opportunities. This information may not be appropriate for other purposes. Forward looking statements are typically identified by words such as ''anticipate'', ''expect'', ''project'', 'estimate'', ''forecast'', ''plan'', ''intend'', ''target'', ''believe'', "likely" and similar words suggesting future outcomes or statements regarding an outlook.

Although Enbridge believes these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements.

Enbridge's forward-looking statements are subject to risks and uncertainties, including but not limited to those risks and uncertainties discussed in this and in Enbridge's other filings with Canadian and U.S. securities regulators. The impact of any one risk, uncertainty or factor on a particular forward-looking statement is not determinable with certainty, as these are interdependent and Enbridge's future course of action depends on management's assessment of all information available at the relevant time. Except to the extent required by applicable law, Enbridge assumes no obligation to publicly update or revise any forward-looking statements made in this news release or otherwise, whether as a result of new information, future events or otherwise. All forward-looking statements, whether written or oral, attributable to Enbridge or persons acting on Enbridge's behalf, are expressly qualified in their entirety by these cautionary statements.

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